UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2024

ANTIAGING QUANTUM LIVING, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	000-56157	47-2643986
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133-27 39th Ave #PH2A Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

(929) - 527-5382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of PWN LLP

On April 15, 2024, the Board of Directors of Antiaging Quantum Living Inc. (the “Company”) received the formal notice that the former accountant PWN LLP (“PWN”), had made the decision to resign as the accountant effective April 15, 2024. On July 25, 2024, the Board of Directors of the Company voted unanimously to accept the resignation.

The reports of PWN on the Company’s consolidated financial statements for the fiscal year ended March 31, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended March 31, 2024, there were no disagreements with PWN on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of PWN, would have caused PWN to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended March 31, 2024.

The Company has provided a copy of the foregoing disclosures to PWN and requested that PWN furnish it with a letter addressed to the Securities and Exchange Commission stating whether PWN agrees with the above statements. A copy of PWN’s letter, dated July 25, 2024, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of J&S Associate PLT

On July 25, 2024, J&S Associate PLT, (the “J&S”) was appointed as the Company’s independent registered public accounting firm for the financial period ending June 30, 2024, subject to completion of its standard client acceptance procedures.

During the two most recent fiscal years and the subsequent interim periods preceding the J&S’s appointment as independent accountant, the Company has not consulted with J&S with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from PWN LLP to the Securities and Exchange Commission dated July 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2024

ANTIAGING QUANTUM LIVING, Inc.

/s/ Barry Wan
By:	Barry Wan
Title:	President

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